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                                                                    Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward J. Shoen, Chairman of the Board and President of AMERCO, certify that:

     1. the Annual Report of AMERCO on Form 10-K/A for the year ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AMERCO.



                                        /s/ EDWARD J. SHOEN
                                        -----------------------------------
                                        Edward J. Shoen
                                        Chairman of the Board and President
                                        January 9, 2003